Exhibit (10-2)

                      THE PROCTER & GAMBLE 1983 STOCK PLAN
                      (As amended effective June 13, 2000)

ARTICLE A - PURPOSE.

     The purpose of The Procter & Gamble 1983 Stock Plan (hereinafter referred to as the "Plan") is to encourage those key employees of The Procter & Gamble Company (herein referred to as the "Company") and its subsidiaries who are largely responsible for the long-term success and development of the business to increase their proprietary and other interest in the Company's progress, and to remain in the employ of the Company and its subsidiaries, by the granting to them by the Company of options to purchase shares of the Common Stock of the Company and the granting to them by the Company and a subsidiary, if appropriate, of deferred awards related to the increase in the price of the Common Stock of the Company as provided in this Plan.

ARTICLE B - ADMINISTRATION.

     1. The Plan shall be administered by the Compensation Committee (herein referred to as the "Committee") of the Board of Directors of the Company (herein referred to as the "Board"). The Committee shall operate, administer, and interpret the Plan and shall be composed of three or more members of the Board to be appointed by the Board from time to time to serve until they resign, die, or are removed by resolution of the Board. No member of the Committee shall participate or be eligible to participate in this Plan, but he or she may exercise stock options or stock appreciation rights previously granted to him or her in accordance with the terms of said stock options or stock appreciation rights.

     2. It shall be the duty of the Committee to administer this Plan in accordance with its provisions, to report thereon not less than once each year to the Board and to make such recommendations of amendments or otherwise as it may deem necessary or appropriate. A decision by a majority of the Committee shall govern all actions of the Committee.

     3. Subject to the express provisions of this Plan, the Committee shall have authority: to grant nonstatutory and incentive stock options; to grant to recipients who are nonresidents of the United States on the date of grant stock appreciation rights either freestanding, in tandem with simultaneously granted stock options or in parallel with simultaneously granted stock options; to determine all the terms and provisions of the respective stock option and stock appreciation right agreements including setting the dates when each stock option or stock appreciation right or part thereof may be exercised; and to make all other determinations it deems necessary or advisable for administering this Plan; provided, however, for recipients who are nonresidents of the United States on the date of any grant, the Committee shall have the further authority to:

     (a)  waive the provisions of Article G, paragraph 1(b);

     (b) except in the case of a recipient who is an executive officer of the Company subject to Section 16 of the Securities Exchange Act of 1934, waive the provisions of Article G, paragraph 1(a);

     (c) impose conditions in lieu of those set forth in Article J, paragraphs 4 through 7, for nonstatutory stock options and stock appreciation rights grants which do not increase or extend the rights of the recipient, to take into consideration the differences, limitations and requirements of local foreign laws or conditions including, but not limited to, tax regulations, exchange controls, investment restrictions, possible unenforceability of any part of this Plan and other similar matters deemed appropriate by it.

     4. The Committee may establish from time to time such regulations, provisions and procedures within the terms of this Plan as, in its opinion, may be advisable in the administration of this Plan.

     5. The Committee may designate the Secretary of the Company or other employees of the Company to assist the Committee in the administration of this Plan and may grant authority to such persons to execute documents on behalf of the Committee.

ARTICLE C - PARTICIPATION.

     The Committee shall select those key employees of the Company and its subsidiaries who, in the opinion of the Committee, have demonstrated a capacity for contributing in a substantial manner to the success of such companies and shall determine the number of shares with respect to which stock options or stock appreciation rights are to be granted to each, the type of stock options or stock appreciation rights to be granted and the number of shares under each type. The Committee may consult with the Chairman of the Board or the President, but nevertheless the Committee has full authority to act, and the Committee's actions shall be final.

ARTICLE D - NUMBER OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     1. The aggregate number of shares of the Common Stock of the Company which may be issued or transferred under all stock options to be granted, or with respect to which stock appreciation rights may be granted, pursuant to this Plan shall not exceed 25,996,446 shares.

     2. With respect to stock options granted in tandem with or parallel to stock appreciation rights, the exercise of either such stock options or such stock appreciation rights will result in the simultaneous cancellation of the same number of tandem or parallel stock appreciation rights or stock options, as the case may be.

ARTICLE E - SHARES SUBJECT TO USE UNDER THE PLAN.

     The shares to be delivered by the Company upon exercise of stock options or stock appreciation rights shall be either authorized but unissued shares or treasury shares, as determined by the Board. In the case of redemption of stock appreciation rights by one of the Company's subsidiaries, such shares shall be shares acquired by that subsidiary.

ARTICLE F - PRICE.

     The exercise price for all stock options and stock appreciation rights shall be established by the Committee at the time of their grant and shall be not less than one hundred percent (100%) of the fair market value of the Common Stock of the Company on the date of grant.

ARTICLE G - AGREEMENT OF OPTIONEE AND CONDITIONS OF STOCK OPTIONS AND
            STOCK APPRECIATION RIGHTS.

     1. In addition to such other conditions as may be established by the Committee, in consideration of the granting of stock options or stock appreciation rights under the terms of this Plan, the recipient agrees as follows:

     (a) To remain in the employ of the Company or one of its subsidiaries for at least one (1) year following the date of the granting of the stock option or stock appreciation right, and,

     (b) In order to better protect the goodwill of the Company and prevent the disclosure of the Company's trade secrets and other confidential information and thereby help insure the long-term success and development of the business, the recipient will not engage in competitive employment for a period of three (3) years following the date of the granting of a stock option or a stock appreciation right without first obtaining written permission from the Company. "Engage in competitive employment" means rendering services, or becoming associated in any way or in any capacity in the manufacture, development, advertising, promotion or sale of any product which is the same as or similar to or competitive with any products of the Company or one of its subsidiaries (including existing products and products known to the recipient to be in development) with respect to which the recipient's work has been directly concerned at any time during the two (2) years preceding termination of employment with the Company or any of its subsidiaries or with respect to which during that period of time recipient acquired knowledge of trade secrets or other confidential information.

     2. The fact that an employee has been granted a stock option or a stock appreciation right under this Plan shall not affect or qualify the right of the employer to terminate the recipient's employment at any time. In the event the recipient breaches or violates section 1 above, the Company may seek injunctive or other appropriate relief.

ARTICLE H - LIMITATIONS.

     1. More than one stock option or stock appreciation right may be granted to any employee under this Plan but the maximum number of shares with respect to which stock options or stock appreciation rights may be granted to any employee shall not exceed five percent (5%) of the number of shares which can be issued or transferred hereunder.

     2. The aggregate fair market value (determined at the time of the grant of the stock option) of the shares for which any employee may be granted incentive stock options under this Plan and all other stock option plans of the Company and its subsidiaries in any calendar year shall not exceed $100,000 plus any unused limit carry-over to such year as provided for in Section 422A(c)(4) of the Internal Revenue Code of 1954, as amended. (This amount will automatically change to reflect the limits imposed by Section 422A(b)(8) of the Internal Revenue Code of 1954 as it may be amended from time to time.)

     3. If the Committee grants incentive stock options, all such stock options shall contain such provisions as permit them to qualify as "incentive stock options" within the meaning of Section 422A of the Internal Revenue Code of 1954, as amended by the Economic Recovery Tax Act of 1981, and as the same may from time to time be amended.

     4. Resale of securities offered under this Plan by Directors and executive officers of the Company subject to Section 16 of the Securities Exchange Act of 1934 must be pursuant to a valid registration statement on other than Form S-8 or pursuant to an exemption from registration provided under the Securities Act of 1933, as amended. Other employees of the Company or its subsidiaries are free to make resales of the securities offered hereunder without further registration.

ARTICLE I - ADJUSTMENTS.

     Appropriate adjustments in the number of shares of stock options and stock appreciation rights which can be granted under this Plan and in the numbers and exercise prices covered by outstanding stock options and stock appreciation rights shall be made to give effect to any stock splits, stock dividends or other changes in the Common Stock of the Company occurring after October 11, 1983, the date of approval of this Plan by the Company's shareholders.

ARTICLE J - EXERCISE OF STOCK OPTIONS AND STOCK APPRECIATION RIGHTS.

     1. All stock options and stock appreciation rights granted hereunder shall have a maximum life of no more than ten (10) years from the date of grant.

     2. No stock options or stock appreciation rights shall be exercisable within one (1) year from their date of grant, except in the case of the death of the recipient.

     3. During the lifetime of the recipient, stock options and stock appreciation rights may be exercised only by the recipient personally. Stock options and stock appreciation rights are not assignable and are not transferable otherwise than by will or by the laws of descent and distribution.

     4. In case a recipient of stock options or stock appreciation rights ceases to be an employee of the Company or any of its subsidiaries while holding an unexercised stock option or stock appreciation right:

     (a) Any unexercisable portions thereof are then void, except in the case of death of the recipient or in the case of any option as to which the Committee has waived, at the time of grant, the provisions of Article G, paragraph 1(a) pursuant to the authority granted by Article B, paragraph 3.

     (b) Any exercisable portions thereof are then void, except in the case of death, retirement in accordance with the provisions of any appropriate profit sharing or retirement plan of the Company or any of its subsidiaries, or Special Separation (as defined in section 7 of this Article J) of the recipient.

     5. In the case of the death of a recipient of stock options or stock appreciation rights while an employee of the Company or any of its subsidiaries, the persons to whom the stock options or stock appreciation rights have been transferred by will or the laws of descent and distribution shall have the privilege of exercising remaining stock options, stock appreciation rights or parts thereof, whether or not exercisable on the date of death of such employee, at any time prior to the expiration date of the stock option or stock appreciation right.

     6. Stock options and stock appreciation rights are not transferable other than by will or by the laws of descent and distribution. For the purpose of exercising stock options or stock appreciation rights after the death of the recipient, the duly appointed executors and administrators of the estate of the deceased recipient shall have the same rights with respect to the stock options and stock appreciation rights as legatees or distributees would have had after distribution to them from the deceased recipient's estate.

     7. Termination of employment under the permanent disability settlement provision of any appropriate profit sharing or retirement plan of the Company or any of its subsidiaries shall be deemed the same as retirement. Special Separation means any termination of employment, except a termination for cause or a voluntary resignation that is not initiated or encouraged by the Company, that occurs prior to the time a recipient is eligible to retire. The death of a recipient of stock options or stock appreciation rights subsequent to retirement or Special Separation shall not render exercisable options or rights which were unexercisable at time of the retirement or Special Separation.

     8. Upon the exercise of stock appreciation rights, the recipient shall be entitled to receive a redemption differential for each such stock appreciation right which shall be the difference between the then fair market value of one share of the Common Stock of the Company and the exercise price of one stock appreciation right then being exercised. In the case of the redemption of stock appreciation rights by a subsidiary of the Company not located in the United States the redemption differential shall be calculated in United States dollars and converted to the appropriate local currency on the exercise date. As determined by the Committee, the redemption differential may be paid in cash, Common Stock of the Company to be valued at its fair market value on the date of exercise, any other mode of payment deemed appropriate by the Committee or any combination thereof. The number of shares with respect to which stock appreciation rights are being exercised shall not be available for granting future stock options or stock appreciation rights under this Plan.

     9. The Committee may, in its sole discretion, permit a stock option which is being exercised either (a) by an optionee whose retirement is imminent or who has retired or (b) after the death of the optionee, to be surrendered, in lieu of exercise, for an amount equal to the difference between the stock option exercise price and the fair market value of shares of the Common Stock of the Company on the day the stock option is surrendered, payment to be made in shares of the Company's Common Stock which are subject to this Plan valued at their fair market value on such date, cash or a combination thereof, in such proportion and upon such terms and conditions as shall be determined by the Committee. The difference between the number of shares subject to stock options so surrendered and the number of shares, if any, issued upon such surrender shall represent shares which shall not be available for granting future stock options under this Plan.

     10. Time spent on leave of absence shall be considered as employment for the purposes of this Plan. Leave of absence means any period of time away from work granted to any employee by his or her employer because of illness, injury or other reasons satisfactory to the employer.

     11. The Company reserves the right from time to time to suspend the exercise of any stock option or stock appreciation right where such suspension is deemed by it necessary or appropriate for corporate purposes. No such suspension shall extend the life of the stock option or stock appreciation right beyond its expiration date, and in no event will there be a suspension in the five (5) calendar days immediately preceding the expiration date.

ARTICLE K - PAYMENT FOR STOCK OPTIONS.

     Upon the exercise of a stock option, payment in full of the exercise price shall be made by the optionee. As determined by the Committee, the stock option exercise price may be paid for by the optionee either in cash, shares of the Common Stock of the Company to be valued at their fair market value on the date of exercise or a combination thereof.

ARTICLE L - ADDITIONAL PROVISIONS.

     1. The Board may, at any time, repeal this Plan and may amend it from time to time except that no such amendment may amend this paragraph, increase the aggregate number of shares subject to this Plan or reduce the price at which stock options or stock appreciation rights may be granted, exercised or surrendered, or alter the class of employees eligible to receive stock options. The recipient of stock options and stock appreciation rights and the Company shall be bound by any such amendments as of their effective dates, but if any outstanding stock options or stock appreciation rights are affected, notice thereof shall be given to the holders of such stock options and stock appreciation rights and such amendments shall not be applicable to such holder without his or her written consent. If this Plan is repealed in its entirety, all theretofore granted unexercised stock options or stock appreciation rights shall continue to be exercisable in accordance with their terms.

     2. In case any stock option or stock appreciation right is surrendered before exercise or for any reason other than exercise ceases to be exercisable, except as specifically required by the terms of this Plan, the shares reserved therefor shall continue to be set aside for, and be subject to, use under this Plan.

     3. Subsidiary means any company in which fifty percent (50%) or more of the total combined voting power of all classes of stock is owned, directly or indirectly, by the Company. In addition, the Board may designate for participation in this Plan as a "subsidiary," except for the granting of incentive stock options, those additional companies affiliated with the Company in which the Company's direct or indirect stock ownership is less than fifty percent (50%) of the total combined voting power of all classes of such company's stock.

ARTICLE M - CONSENT.

     Every recipient of a stock option or stock appreciation right granted under this Plan shall be bound by the terms and provisions of this Plan and of the stock option or stock appreciation right agreement referable thereto, and the acceptance of any stock option or stock appreciation right agreement shall constitute a binding agreement between the recipient and the Company and its subsidiaries and any successors in interest to any of them.

ARTICLE N - DURATION OF THE PLAN.

     This Plan will terminate on June 14, 1993 unless a different termination date is fixed by action of the Board, but all stock options or stock appreciation rights granted prior thereto may be exercised in accordance with their terms.


                             ADDITIONAL INFORMATION

1.   TAX EFFECTS

     INCENTIVE STOCK OPTIONS

          With regard to tax effects which may accrue to the optionee, counsel advises that if the optionee has continuously been an employee from the time an option has been granted until at least three months before it is exercised, under existing law no taxable income results to the optionee from the exercise of an incentive stock option at the time of exercise. However, the spread at exercise is a "tax preference" item for alternative minimum tax purposes.

          Any gain realized on the sale or other disposition of stock acquired on exercise of an incentive stock option is considered as long-term capital gain for tax purposes if the stock has been held more than two years after the date the option was granted and more than one year after the date of exercise of the option. If the stock is disposed of within one year after exercise, the lesser of any gain on such disposition or the spread at exercise (i.e., the excess of the fair market value of the stock on the date of exercise over the option price) is treated as ordinary income, and any appreciation after the date of exercise is considered long-term or short-term capital gain to the owner depending on the holding period prior to sale. However, the spread at exercise (even if greater than the gain on the disposition) is treated as ordinary income if the disposition is one on which a loss, if sustained, is not recognized -- e.g., a gift, a "wash" sale or a sale to a related party. The amount of ordinary income recognized by the optionee is treated as a tax deductible expense to the Company. No other amount relative to an incentive stock option is a tax deductible expense to the Company.

     NONSTATUTORY STOCK OPTIONS

          With regard to tax effects which may accrue to the optionee, counsel advises that under existing tax law gain taxable as ordinary income to the optionee is deemed to be realized at the date of exercise of the option, the gain on each share being the difference between the market price on the date of exercise and the option price. This amount is treated as a tax deductible expense to the Company at the time of the exercise of the option. Any appreciation in the value of the stock after the date of exercise is considered a long-term or short-term capital gain to the owner depending on whether or not the stock was held for the appropriate holding period prior to sale.

     STOCK APPRECIATION RIGHTS

          With regard to tax effects which may accrue to the recipient, counsel advises that "United States persons," as defined in the Internal Revenue Code of 1986 (the "I.R.C."), must recognize ordinary income as of the date of exercise equal to the amount paid to the recipient, i.e., the difference between the grant price and the value of the shares on the date of exercise. For non-United States persons, the time when income is realized, the measurement of such income, and its taxation will depend on the laws of the particular country of which such persons are resident and/or citizens at the time of grant or the time of exercise, as the case may be. There may also be tax consequences with respect to an exercise by a United States person under the laws of the particular country other than the United States of which such person is a resident and/or citizen.

          Notwithstanding the above advice received by the Company, it is each individual recipient's responsibility to check with his or her personal tax adviser as to the tax effects and proper handling of stock options, stock appreciation rights and Common Stock acquired.

          The Plan is not subject to the qualification requirements of Section 401(a) of the I.R.C.

2.   EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974

     The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

3.   INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

          The following documents filed by the Company with the Commission (File No. 1-434) pursuant to the Exchange Act are incorporated herein by reference:

          1. The Company's Annual Report on Form 10-K for the fiscal year ended June 30, 1999;
          2. The Company's Quarterly Reports on Form 10-Q for the quarters ended September 30, 1999, December 31, 1999 and March 31, 2000; and
          3. All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold.

     All other documents filed by the Company pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference herein and to be a part hereof from the date of filing of such documents.

     The Company will provide without charge to each optionee, upon the request of the optionee, a copy of any or all of these documents other than exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents. In addition, the Company will provide without charge to such optionees, a copy of the annual report and all reports, proxy statements, and other communications distributed to its security holders generally. Requests for such copies, or for additional information about the Plan or its administrators, should be directed to Mr. Robert J. Thompson, Manager, Shareholder Services, The Procter & Gamble Company, One Procter & Gamble Plaza, Cincinnati, Ohio 45202, telephone: (513) 983-3413.